The Glenmede Fund, Inc.
The Glenmede Portfolios

Supplement dated October 1, 2009 to the
 Statement of Additional Information
Dated February 28, 2009

This Supplement modifies the Statement of Additional Information dated February 28, 2009.  Please keep this supplement and read it together with the Statement of Additional Information.

Under the section entitled MANAGEMENT OF THE FUNDS - Board Members and Officers, the following information relating to Harry Wong is hereby deleted and replaced with the following:

Interested Directors/Trustees	Positions with the Funds and Time Served	Principal Occupations(s) During Past 5 Years	Other Director- ships Held	Number of Portfolios in Fund Complex Overseen

Harry Wong[1] Age: 61	Director of Glenmede Fund and Trustee of Glenmede Portfolios (since February 2007)	Managing Director, Knight Capital Markets LLC and Knight Equity Markets, L.P., both operating subsidiaries of Knight Capital Group Inc. (investment banking) (since 2009); Managing Director, Long Point Advisors, LLC (business consulting) (since 2003); BIO-IB LLC (healthcare investment banking) (2004-2009); Senior Managing Director, ABN AMRO (investment banking) (1990-2002); Adjunct faculty member, Sacred Heart University (2003-2007).	None	15

(1) Harry Wong is considered to be an “interested person” of the Funds because of his affiliation with Knight Equity Markets, L.P., a division of which executes portfolio transactions for the Funds.

Under the section MANAGEMENT OF THE FUNDS – Standing Board Committees, the first sentence of the second paragraph is hereby deleted and replaced with the following:

Messrs. Allen, Boothby, Cobb, Palamara and Ms. Keppler serve on the Nominating Committees of the Boards.